UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 1, 2012

Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective January 1, 2012, the Compensation Committee of the Board of Directors of Northrim BanCorp, Inc. (the "Company") and its wholly owned subsidiary, Northrim Bank (the "Bank’) (collectively the "Employer") deemed it appropriate that the Employer and each of the following named executive officers of the Employer, Christopher N. Knudson, Executive Vice President and Chief Operating Officer, Joseph M. Schierhorn, Executive Vice President and Chief Financial Officer, Joseph M. Beedle, Executive Vice President of the Company and President and Chief Executive Officer of the Bank, and Steven L. Hartung, Executive Vice President and Chief Credit Officer, enter into a new employment agreement under which the provisions and terms remain, essentially, the same as their respective employment agreements that were in effect at December 31, 2011, except for certain changes to the employment agreements with Messrs. Knudson, Schierhorn, Beedle, and Hartung discussed below.

Pursuant to executive management’s request, the new employment agreements between each of Messrs. Knudson, Schierhorn, Beedle and Hartung and the Employer reflect the changes (i) to delete the provisions for and references to incentive compensation plans, (ii) in replacement of the incentive compensation plans, to, instead, provide for the executive’s eligibility to receive an annual profit share based on performance as defined by the Board of Directors under the Northrim BanCorp, Inc. Profit Sharing Plan, and (iii) to change the length of time imposed under the covenant not to compete from a period of two (2) years to a period of one (1) year to correspond with the amount of severance being paid in the event of a change-of-control or termination without cause or for good reason and to adjust the language of the clause to give the Employer the right, in the event of an alleged breach or violation of the clause, to extend the one-year non-compete period which would then restart, once the breach or violation was duly resolved.

Copies of the new employment agreements in their entirety for Messrs. Knudson, Schierhorn, Beedle and Hartung are filed herewith as Exhibits 10.42, 10.43, 10.44, and 10.45, respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable.

(b) Proforma financial information – not applicable.

(c)
EXHIBIT DESCRIPTION
10.42 Employment Agreement with Christopher N. Knudson dated January 1, 2012
10.43 Employment Agreement with Joseph M. Schierhorn dated January 1, 2012
10.44 Employment Agreement with Joseph M. Beedle dated January 1, 2012
10.45 Employment Agreement with Steven L. Hartung dated January 1, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

January 4, 2012	By:	Christopher N. Knudson

Name: Christopher N. Knudson
Title: Executive Vice President and COO

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Exhibit Index

Exhibit No.	Description

10.42	Employment Agreement with Christopher N. Knudson dated January 1, 2012
10.43	Employment Agreement with Joseph M. Schierhorn dated January 1, 2012
10.44	Employment Agreement with Joseph M. Beedle dated January 1, 2012
10.45	Employment Agreement with Steven L. Hartung dated January 1, 2012